PRER 14A Revised Preliminary Proxy Statement

PRER 14A REVISED PRELIMINARY PROXY STATEMENT SCHEDULE 14A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Acacia Diversified Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ACACIA DIVERSIFIED HOLDINGS INC.

3512 East Silver Springs Boulevard - #243
Ocala, Florida 34470

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on January 22, 2016
1:00 p.m. Central Standard Time

To the Shareholders of Acacia Diversified Holdings, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Acacia Diversified Holdings Inc., a Texas corporation (“Acacia” or the “Company”), will be held on Friday, January 22, 2016 at 1:00 p.m. Central Standard Time at the Renaissance Dallas Richardson Hotel, 900 East Lookout Drive, Richardson, TX 75082 for the following purposes, as more fully described in the accompanying Proxy Statement (the “Proxy Statement”):

1.	To elect four (4) Directors;

2.	To ratify the appointment of KWCO, PC as the Company's independent registered public accounting firm for 2015;

3.	To vote on an advisory resolution to approve executive compensation; and,

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof

Record Date.  The Board of Directors has fixed the close of business on November 16, 2015 as the record date for the determination of the holders of Common Stock entitled to receive notice of, to attend, and to vote at the Annual Meeting.

You are cordially invited to attend the Annual Meeting in person.  To insure that your vote is counted at the Annual Meeting, however, please vote as promptly as possible.

By order of the Board of Directors,

/s/ Steven L. Sample

Steven L. Sample
President, CEO, and Chairman of the Board

Ocala, Florida
December 1, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 22, 2016:

The Notice of Internet Availability of Proxy Materials, Notice of Meeting,
Proxy Statement, and Annual Report on Form 10-K are available free of charge at: https://materials.proxyvote.com/00389L

Proposals	22
Proposal No. 1 – Election of Directors	22
Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	22
Proposal No. 3 – Advisory Vote to Approve Executive Compensation	23
Directions and Maps to the 2016 Annual Meeting of Shareholders	25
Proxy Card

Acacia Diversified Holdings, Inc. | Proxy Statement

ACACIA DIVERSIFIED HOLDINGS INC.

3512 East Silver Springs Boulevard - #243
Ocala, Florida 34470

PROXY STATEMENT
FOR
2016 ANNUAL MEETING OF SHAREHOLDERS

 GENERAL INFORMATION

Forward-Looking Information

This Proxy Statement contains forward-looking statements that involve known and unknown risks, significant uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, or implied, by those forward-looking statements.  You can identify forward-looking statements by the use of the words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", “may”, “will”, “should”, “could”, “predicts”, “potential”, “proposed”, or “continue” or the negative of those terms.  These statements are only predictions. In evaluating these statements, you should consider various factors which may cause our actual results to differ materially from any forward-looking statements.  Although we believe that the exceptions reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements due to numerous factors, including, but not limited to, availability of financing for operations, successful performance of operations, impact of competition and other risks detailed below as well as those discussed elsewhere in this Proxy Statement and from time to time in the Company's Securities and Exchange Commission filings and reports.  In addition, general economic and market conditions and growth rates could affect such statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Why am I receiving these materials?

Acacia Diversified Holdings, Inc. (the “Company”) has made these materials available to you in connection with the Company’s solicitation of proxies for use at the 2015 annual meeting of shareholders (the “Annual Meeting”) to be held on Friday, January 22, 2016 at 1:00 p.m. Central Standard Time, and at any postponement(s) or adjournment(s) thereof. The Annual Meeting will be held at the Renaissance Dallas Richardson Hotel, 900 East Lookout Drive, Richardson, TX 75082.

You are invited to attend the Annual Meeting and requested to vote on the proposals described in this proxy statement (the “Proxy Statement”).

What is included in these proxy materials?

These proxy materials include:

•	The Notice of 2016 Annual Meeting of Shareholders;

•	This Proxy Statement for the Annual Meeting; and

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2015 (the “Annual Report”).

If you requested printed versions by mail, these proxy materials also include the proxy card or voting instruction form for the Annual Meeting.

What items will be voted on at the Annual Meeting?

The Company is aware of three items that shareholders may vote on at the Annual Meeting:

•	The election to the Company’s Board of Directors (the “Board”) of the four nominees named in this Proxy Statement (Proposal No. 1);

•	Ratification of the appointment of KWCO, PC as the Company’s independent registered public accounting firm for 2016 (Proposal No. 2); and,

•	An advisory resolution to approve executive compensation (Proposal No. 3).

Will any other business be conducted at the meeting?

Other than the proposals referred to in this Proxy Statement, the Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting or any adjournment(s) or postponement(s) thereof, it is the intention of the person named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” election of each of the nominees named in this Proxy Statement to the Board (Proposal No. 1);

•	“FOR” ratification of the appointment of KWCO, PC as the Company’s independent registered public accounting firm for 2015 (Proposal No. 2); and,

•	“FOR” approval of the advisory resolution to approve the Company’s executive compensation (Proposal No. 3).

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings, and reduce the cost to the Company associated with the physical printing and mailing of materials.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How can I obtain an additional copy of the proxy materials?

The Company has adopted an SEC-approved procedure called “householding.” Under this procedure, the Company may deliver a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to multiple shareholders who share the same address unless the Company has received contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of the Company’s annual meetings, and reduces the Company’s printing and mailing costs. Shareholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any shareholder at a shared address to which the Company delivered a single copy of any of these documents.

To receive free of charge a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, or separate copies of any future notice, proxy statement or annual report, shareholders may write or call the Company at the following:

Broadridge Client Services
51 Mercedes Way
Edgewood, NY 11717
(631) 254-7067

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the Company using the mailing address or phone number above. Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to use the Internet to:

• View the Company’s proxy materials for the Annual Meeting; and
• Instruct the Company to send future proxy materials to you by email.

The Company’s proxy materials are also available on the “SEC” tab of the Company’s website at www.acacia.bz . This website address is included for reference only. The information contained on the Company’s website is not incorporated by reference into this Proxy Statement.

Choosing to receive future proxy materials by email will reduce the impact of the Company’s annual meetings on the environment and will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

Each share of the Company’s common stock has one vote on each matter. Only shareholders of record as of the close of business on November 16, 2015 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the 2016 Annual Meeting. As of the Record Date, there were 12,955,406 shares of the Company’s common stock issued and outstanding, held by 377 shareholders of record. In addition to shareholders of record of the Company’s common stock, beneficial owners of shares held in street name as of the Record Date can vote using the methods described below.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Pacific Stock Transfer Company (“PST”), or if you are listed as a non-objecting beneficial owner (“NOBO”) shareholder, you are considered the shareholder of record with respect to those shares, and the Notice was sent directly to you by the Company. As a NOBO shareholder, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization as an objecting beneficial owner (“OBO”) shareholder, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by that organization. As an OBO shareholder, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.

If I am a shareholder of record of the Company’s shares, how do I vote?

If you are a shareholder of record, there are four ways to vote:

•
In person. You may vote in person at the Annual Meeting by requesting a ballot from an usher when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•
In person. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.

You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot from an usher when you arrive. You must also bring valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

•
Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in your Notice. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•
By Telephone. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by calling the toll free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•
By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

What is the quorum requirement for the Annual Meeting?

A majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:

•	Are entitled to vote and you are present in person at the Annual Meeting; or

•	Have properly voted by proxy on the Internet, or by submitting a proxy card or voting instruction form by mail.

If a quorum is not present, we may propose to adjourn the Annual Meeting to solicit additional proxies.

How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a shareholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or
•
Sign and return a proxy card without giving specific voting instructions, then the person named as proxy holders, Steven L. Sample, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which proposals are considered “routine” or “non-routine”?

The ratification of the appointment of KWCO, PC as the Company’s independent registered public accounting firm for 2015 (Proposal No. 2) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2.

Each of the other proposals, including the election of directors (Proposal No. 1) and the advisory resolution approving the Company’s executive compensation (Proposal No. 3) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals No. 1 or No. 3.

In the case of non-discretionary items that are currently unknown but which may be added to the meeting agenda, the shares will be treated as “broker non-votes.”

What is the voting requirement to approve each of the proposals?

Holders of Acacia Common Stock are entitled to one vote for each share held as of the Record Date on all matters to be voted on. The Company’s Bylaws provide that except as otherwise provided in the Company’s Certificate of Incorporation, in the Bylaws, the rules or regulations of any stock exchange applicable to the Company or by applicable law or regulation, all matters will be decided by the vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on the matter. In the election of directors, the Bylaws provide that the persons receiving the greatest number of votes, up to the number of directors then to be elected, will be the persons elected. Otherwise, the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required to approve Proposals 2 and 3.

This means that, with respect to the uncontested election of directors (Proposal No. 1): (i) the persons receiving the greatest number of votes, up to the number of directors then to be elected, will be the persons elected; and, (ii) a majority of the shares required to constitute a quorum.

With respect to the approvals of Proposals 2 and 3: (i) a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on the matter; and, (ii) a majority of the shares required to constitute a quorum.

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Annual Meeting. However, in each case, the affirmative vote of a majority of the shares necessary to constitute a quorum is also required for approval, and therefore broker non-votes and abstentions could prevent the approval of a proposal because they do not count as affirmative votes.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, you may change your vote using the Internet or telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company’s Secretary at 3512 East Silver Springs Boulevard - #243, Ocala, FL34470 prior to the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements or to assert or defend claims for or against the Company;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

If you write comments on your proxy card or ballot, the proxy card or ballot may be forwarded to the Company’s management and the Board to review your comments.

Where can I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who is paying the costs of this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. The Company has retained Broadridge Financial Solutions, Inc. to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, banks, broker-dealers or other similar organizations representing beneficial owners of shares for the Annual Meeting.  Broadridge may be contacted at (631) 254-7067.

The Company must also pay brokerage firms, banks, broker-dealers or other similar organizations representing beneficial owners of shares held in street name certain fees associated with:

•	Forwarding the Notice to beneficial owners;

•	Forwarding printed proxy materials by mail to beneficial owners who specifically request them; and

•	Obtaining beneficial owners’ voting instructions.

In addition to solicitations by mail, the proxy solicitor and certain of the Company’s directors, officers, and employees, without additional compensation, may solicit proxies on the Company’s behalf in person, by telephone, or by electronic communication.

What is the Company’s fiscal year?

The Company’s fiscal year is the 52-week or 53-week period that ends on December 31st each year. Unless otherwise stated, all information presented in this Proxy Statement is based on the Company’s fiscal calendar.

How can I attend the Annual Meeting?

Only shareholders as of the Record Date are entitled to attend the Annual Meeting. Admission will be on a first-come, first-served basis. Admission will begin at 12:30 p.m. Central Standard Time on the date of the Annual Meeting, and each shareholder must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets, or computers is not permitted at the Annual Meeting except by Directors and Executive Officers of the Company and their designees.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2016 annual meeting of shareholders?

In order to be included in Acacia’s proxy materials for the 2017 annual meeting, any proposal must be received by January 31, 2016 and otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act.

For nominations or other business to be properly brought before the meeting by a stockholder, a stockholder must provide written notice delivered to the Secretary of Acacia no less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting. The notice must contain specified information and representations concerning the stockholder (and the beneficial owner, if any, on whose behalf the nomination or proposal is made), the nominee(s) or other business. However, in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, the stockholder must deliver the notice not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Notwithstanding compliance with the foregoing advance notice provisions, unless required by applicable law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting, to present the nomination or other business, the nomination will be disregarded and other business will not be transacted, notwithstanding that proxies in respect of the nomination or other business may have been received by the Company. All notices of nominations or proposals by stockholders, whether or not to be included in the Company’s proxy materials, should be mailed to the current mailing address of the Company, Attention: Secretary.

DIRECTORS, CORPORATE GOVERNANCE, AND EXECUTIVE OFFICERS

Directors

Listed below are the four nominees for election as a director, each of whom currently serves on the Board. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the four nominees named in this Proxy Statement. Each of the directors listed below has consented to serving as a nominee, being named in this proxy statement, and serving on the Board if elected. Each director elected at the Annual Meeting will serve a one-year term and shall hold office until his or her successor shall be elected and shall qualify.

The Board comprises a diverse group of leaders in their respective fields. Many directors have senior leadership experience at domestic companies or organizations. In these positions, they have gained significant and diverse management experience, including strategic and financial planning, risk management and leadership development. Many directors also have experience serving as executive officers, or on boards of directors and board committees, have an understanding of governance practices and trends, and bring unique perspectives to the Board.

Messrs Steven L. Sample, Danny R. Gibbs, V. Weldon Hewitt, and Dan L. Rigdon were nominated for election as Directors at the Annual Meeting. The nominees were nominated unanimously by the Board of Directors for a term of one (1) year until his or her successor shall be elected and shall qualify, subject to their replacement or resignation.  Below is a summary of the service of each to the Company’s Board of Directors.

Name	Position With the Company	Age as of the Annual Meeting	Director Since

Steven L. Sample	Chairman of the Board, President, and Chief Executive Officer	68	2006

Danny R. Gibbs (1)	Director	59	2013

Weldon Hewitt (2)	Director	78	2013

Dan L. Rigdon	Director	67	2013

(1)  Mr. Gibbs originally served on the Company’s Board of Directors from October 1984 through September 2011 before being reappointed in 2013.
(2)  Mr. Hewitt originally served on the Company’s Board of Directors from February 2007 through September 2011 before being reappointed in 2013.

The Board and its Nominating Committee (the “Nominating Committee”) believe the skills, qualities, attributes and experience of the directors provide the Company with business acumen and a diverse range of perspectives to engage each other and management to address effectively the Company’s evolving needs and represent the best interests of the Company’s shareholders. The biographies below describe the skills, qualities, attributes and experience of the nominees that led the Board and the Nominating Committee to determine that it is appropriate to re-nominate these directors.

Steven L. Sample, Chairman of the Board of Directors

Steven L. Sample, age 68, became a director and officer of the Company in August 2006 when he was named as a Director and Chief Executive Officer. From January 2004 through December 2005, he served as Executive Director of Sales for ADESA Corporation, the second-largest automobile auctions conglomerate in North America, at which time he left ADESA to draft the business plan for his Acacia Automotive concept.  From January 2002 through December 2003, he was the General Sales Manager of ADESA’s Ocala, Florida Auto Auction where he was credited for a loss-to-profit turnaround of approximately $1.75 million in the first ten months 2002 versus 2001, followed by continually growing profitability in ensuing years. From September 1990 through December 2001, he was employed by Mid-America Auto Auction, an Anglo-American Auto Auctions company (later being acquired by ADT and renamed ADT Automotive Auctions), which was again acquired by Manheim Auctions in 2000, with Mr. Sample serving as General Sales Manager and in other strategic capacities.  Prior to that time, Mr. Sample managed a number of automotive dealerships in various capacities representing the big three U.S. automakers and such notable imports as Lamborghini, Maserati, Volkswagen, AMG, and others.

Most recently, Mr. Sample led the Company to its 2007 acquisition and subsequent sale of its auto auction assets in 2012 and the 2013 acquisition and subsequent sale of its food ingredient manufacturing and transport subsidiary assets in 2015.

Mr. Sample continues to reside in Florida with his wife of 40 years, Gwendolyn, a certified public accountant.  They have two grown sons.

Danny R. Gibbs, age 59 was reappointed to the Board of Directors on September 1, 2013 after originally serving from October of 1984 through September 29, 2011.  Mr. Gibbs was the President of Gibbs Construction, Inc. (later becoming Acacia Automotive, Inc. and ultimately Acacia Diversified Holdings, Inc.) and a charter member of the Company's Board of Directors beginning with its formation in October of 1984 until April of 2000, and in February of 2007 Mr. Gibbs agreed to serve on Acacia's new board, where he served until September 29, 2011. The Company was most pleased to welcome Mr. Gibbs’ return to its Board of Directors as he brings decades of experience in the public domain.  From 2000 through 2003, Mr. Gibbs served as Senior Project Manager for TOC Companies in the Dallas, Texas area. From the beginning of 2004 through the present, he has served in a similar capacity with Dimensional Construction, Inc. Both companies were located in Garland, Texas where Mr. Gibbs resides with his family.

V. Weldon Hewitt, age 78 was reappointed to the Board of Directors on September 1, 2013 after originally serving from February 1, 2007 through September 29, 2011.  Mr. Hewitt has served as President and CEO of Hewitt Marketing since 1985, where he has been instrumental in establishing numerous OEM supplier contracts providing radios and other media devices and electronics, mobile cellular telephones, power-actuated equipment and accessories to many major vehicle manufacturers. Prior to that time, Mr. Hewitt founded and served as CEO of a manufacturing concern with annual sales of more than $20 Million in audio sound systems for the luxury car market. His extensive experience in providing a wide variety of products and services to the automotive industry spans more than four decades. Mr. Hewitt resides near Louisville, Kentucky with his family.

Dan L. Rigdon, age 67. On September 1, 2013, Mr. Rigdon was appointed to the Company’s Board of Directors.  For the past 32 years Mr. Rigdon has served as Senior Pastor and most recently, Pastor Emeritus, in the Dallas Metroplex and has held numerous officer and director positions with a variety of organizations.  At the age of 24, Reverend Rigdon was elected Executive Vice President of Christian Life College in Stockton, California after which he was elected Director of Promotions and Publications for the Youth Division of the United Pentecostal Church International (“UPCI”).  Following that assignment, Reverend Rigdon was elected to the position of General Youth Secretary of UPCI, an organization of more than 9,800 ministers, ultimately being elected to General Youth President of that organization.  Following his tenure as General Youth President of UPCI, Reverend Rigdon was elected President of Christian Life College, Stockton, California.  Reverend Rigdon was also a major contributor in the envisioning and formation of "Compassion Services International", serving as a driving force in the development of its philosophy and scope of endeavor and served as Chairman of its first Board of Directors in the early 1980's. For the past six years Reverend Rigdon has served on the Board of Directors of Natural Citrus Products Corporation.

Corporate Governance

Board Leadership Structure

The Board believes its current leadership structure best serves the objectives of the Board’s oversight of management, the Board’s ability to carry out its roles and responsibilities on behalf of the shareholders, and the Company’s overall corporate governance.

Board Committees

The Board has a standing Audit Committee, Compensation Committee, Nominating Committee and Primary Committee that oversees, approves, and directs the issuance of shares, options, and warrants for compensation and services. The Board has determined that the Chairs and all non-employee committee members are independent under applicable NASDAQ, NYSE, and SEC rules for committee memberships. The members of the committees are shown in the table below.  The Company’s CEO is the only director considered to be “not independent”.

The table below reflects each of the directors and the committee(s) on which they serve.  A committee member who is also the chair of that committee is designated as “Chair” rather than as “Member”.

Director Name	Audit Committee	Compensation Committee	Nominating Committee	Primary Committee
Steven L. Sample	—	—	Member	Member
Danny R. Gibbs	Chair	Member	—	Chair
V. Weldon Hewitt	Member	Chair	Member	Member
Dan L. Rigdon	Member	Member	Chair	—

Audit Committee

As a result of the untimely passing of Director David Sadler on June 2, 2014 as reported in an 8-K dated June 13, 2014, and as a further result of the fact that Dr. Sadler was a member of the Company’s Audit Committee and its Chairman and Financial Expert, we considered that committee to be incomplete and ineffective and as such we did not have an audit committee until appointment of his replacement at a meeting of the Board of Directors on June 9, 2015, after which the full Audit Committee and chairman was empowered to sit.   The Audit Committee did not meet in 2014, holding its first meeting on August 28, 2015.  As such, shareholders were made to rely on the entire board of directors to perform those functions during the periods prior to the first meeting of the Audit Committee.

The Audit Committee has not yet adopted a written charter. However, the Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”); (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented; (iv) discussed with the independent accountant the independent accountant’s independence; and (v) recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10–K.

The Company believes the Audit Committee should be responsible primarily for assisting the Board in fulfilling its oversight and monitoring responsibility of reviewing the financial information provided to shareholders and others, appointing the independent registered public accounting firm, reviewing the services performed by the Company’s independent registered public accounting firm, evaluating the Company’s accounting policies and the system of internal controls established by management and the Board, and reviewing significant financial transactions, and will review those functions following the Annual Meeting. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

Primary Committee

Further to Dr. Sadler’s passing, the Company considered the loss of his sitting on the Primary Committee for administration of its 2012 Stock Incentive Plan to have rendered that committee incomplete and ineffective, and as such we did not have a Primary Committee for administration of our 2012 Stock Incentive Plan until the same meeting of the Board of Directors on June 9, 2015. Additionally, in 2014 there was no business for the Primary Committee to review. As such, the Primary Committee did not meet in 2014. Therefore, shareholders were also made to rely on the entire board of directors to perform those functions during that period.

The Corporation’s Board of Directors determined that it is in the best interests of the Corporation to discontinue its Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan in its entirety, continuing to honor any shares, options, or warrants heretofore issued under the Plan.  The Corporation’s Primary Committee has full authority to issue shares, options, and warrants as it deems necessary without the Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan, and unanimously approved those actions in a meeting of the Board of Directors on June 9, 2015.  Those actions were ratified in a Special Meeting of Shareholders of the Corporation by the written consent of more than 66.67% of the shareholders on June 29, 2015.

Compensation Committee

The Compensation Committee is responsible primarily for reviewing the compensation arrangements for the Company’s executive officers, including the CEO, and reviewing the Board’s compensation. It is authorized by the Board of Directors to approve compensation arrangements and employment agreements.  The only employment agreement currently in place is that of the Company’s CEO, which agreement was also ratified by the shareholders of the Company in a Special Meeting of June 29, 2015.  That agreement expires on December 31, 2019.  The Compensation Committee had no business to conduct in 2014, and as such did not meet.

Nominating Committee

The Nominating Committee assists the Board in identifying qualified individuals to become directors and can make recommendations to the Board concerning the size, structure and composition of the Board and its committees. In evaluating potential nominees to the Board, the Nominating Committee considers, among other things, independence, character, ability to exercise sound judgment, demonstrated leadership skills, and experience in the context of the needs of the Board.. The Nominating Committee can consider candidates proposed by shareholders and would evaluate them using the same criteria as for other candidates. The Nominating Committee in a meeting of the Board of Directors held on June 9, 2015, recommended to the full Board each of the nominees named in this Proxy Statement for election to the Board, after which the full Board of Directors unanimously ratified the committee’s recommendations.  The Nominating Committee had no business to conduct in 2014, and as such did not meet.

During 2014, each member of the Board attended or participated in 100% of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by each committee of the Board on which such person served (during the periods that such person served), whether telephonically or in person, and whether in meetings or by unanimous written consent in lieu of meetings.

There are no family relationships among the Company’s executive officers and directors.

Board Oversight of Risk Management

The Company believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. As such, the Company anticipates its Board of Directors will assume this critical responsibility by designating one of its committees with primary responsibility for overseeing enterprise risk management at its annual meeting following the Annual Meeting of Shareholders. In fulfilling its oversight responsibilities with regard to risks inherent in the Company’s business, including the identification, assessment, management, and monitoring of those risks, and risk management decisions, practices and activities of the Company, that Committee may be appoint and/or be assisted by a Risk Oversight Committee consisting of key members of management, currently being the Company’s Chief Executive Officer who also acts as the Company’s Principal Financial Officer.

In accordance with this responsibility, the Company will propose that the assigned committee monitor the Company’s major financial, operational, privacy, security, business continuity, legal and regulatory, and reputational exposures, and review the steps management has taken to monitor and control these exposures. With respect to privacy and data security, that committee’s oversight may include, among other things: (i) review of reports from a Chief Compliance Officer that may be appointed and other members of the proposed Risk Oversight Committee; and (ii) review of management’s report on the results of the Company’s annual privacy assessment. The Company will propose that the assigned committee discusses these topics with the full Board at appropriate meetings.

In establishing and reviewing the Company’s executive compensation program, the Compensation Committee will consider whether the program encourages unnecessary or excessive risk-taking. Executives’ base salaries are fixed in amount and thus do not encourage risk-taking. Cash bonuses are currently capped, and if incentive bonuses are implemented, they will be tied to individual and/or overall corporate performance. The Compensation Committee believes that such awards would not encourage unnecessary or excessive risk-taking.

Code of Ethics

Given that the Company has had only limited operating history, the Company has not adopted a Code of Ethics for the principal executive officer, principal financial officer, or principal accounting officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon the Company’s review of forms filed by directors, officers and beneficial owners of more than ten percent of the Company’s Common Stock (“Section 16 Reporting Persons”) pursuant to Section 16 of the Securities Exchange Act and written representations, the Company is not aware of any failures by the Section 16 Reporting Persons to file on a timely basis the forms required to be filed by them pursuant to Section 16 of the Securities Exchange Act during the most recent fiscal year, except that due to technical issues and administrative oversight on the part of the Company, Steven L. Sample, the Company’s CEO, did not timely report his September 3, 2014 gifting of shares to family members and one other person or the purchase of 765 shares of Acacia Common stock for the aggregate purchase price of $428.35 between January 6 and May 28 of 2015, which oversight and error was determined and corrected on July 16, 2015.

Transactions with Related Persons

From 2007 through the end of its fiscal 2010, the Company granted 10,000 common stock purchase options to each of its outside directors upon their appointment in accordance to the Acacia Automotive, Inc. 2007 Stock Incentive Plan. Additionally, 15,000 common share purchase options were granted to each eligible director for each year of elected annual service to the Company, as well as other options for services on committees of the board of directors or for acting as chairs thereof.   On December 30, 2010, the Company’s board of directors voted to temporarily suspend director compensation, including the issuance of common stock purchase options, to its members effective January 1, 2011.  That suspension of director compensation has not yet been terminated.  As such, the Company did not issue any common stock purchase options in 2014 and 2013.

The Company has determined that all Board members, excluding Mr. Sample, are independent under the applicable NASDAQ, NYSE, and SEC rules. In making these determinations, the Company considered the types and amounts of the commercial dealings between the Company and the companies and organizations with which the directors are affiliated.

Attendance of Directors at Meetings in Fiscal 2014 and 2015 and at the 2016 Annual Meeting of Shareholders

In 2014 the Company held three meetings of the board of directors in the form of unanimous written consents in lieu of meetings. In 2015 the Company held one meeting of the board of directors in the form of unanimous written consents in lieu of meetings and held one telephonic meeting on June 9th. Texas law allows that the execution of such written consents and any resolutions adopted thereby shall then be consented to, approved of and adopted to the same extent and to have the same force and effect as if adopted at a meeting of the board of directors duly called and held for the purpose of acting upon proposals to adopt such resolutions. At each of those meetings, all members of the board of directors attended. As such, the Company considers the attendance of its directors at meetings to be 100%.

The Company expects and anticipates all of its directors will attend its 2016 Annual Meeting of Shareholders.

Compensation Committee Interlocks and Insider Participation

Mr. Hewitt, Mr. Rigdon, and Mr. Gibbs were the members of the Compensation Committee during 2014. None of the members of the Compensation Committee is or has been* an executive officer of the Company, nor did they have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the Company or member of the Compensation Committee during 2014.

* Mr. Gibbs served as an executive officer of the Company from 1984 through 2000 when it operated as Gibbs Construction, Inc.  The Company does not believe that past service with the Company serves as a bar to his current independence with the Board of Directors.

Communications with the Board

Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company’s Secretary at 3512 East Silver Springs Boulevard - #243, Ocala, FL 3447, with a request to forward the communication to the intended recipient or recipients. In general, any shareholder communication delivered to the Company for forwarding to the Board or specified Board member or members will be forwarded in accordance with the shareholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

Compensation of Directors

The following table provides summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s non-employee directors for the year ended December 31, 2015 and 2014 as of the date of this Proxy Statement:

2015 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Steven L. Sample	-	-	-
V. Weldon Hewitt	10,000	-	10,000
Danny R. Gibbs	10,000	-	10,000
Dan L. Rigdon	10,000	-	10,000

2014 Director Compensation Table

Name	Fees Earned or Paid in Cash	Option Awards	Total
Steven L. Sample	$-	$-	$-
V. Weldon Hewitt	-	-	-
Danny R. Gibbs	-	-	-
Dan L. Rigdon	$-	$-	$-

The Company’s directors who are not full time employees received $10,000 as cash compensation in June of 2015 for service in 2015 on the Company’s Board of Directors or any committee or subcommittee thereof. The compensation was arbitrarily determined and agreed upon by the Directors in lieu of equity compensation as Common stock purchase options.

Directors who are also full time employees do not receive any additional compensation for their service as directors.

Equity Compensation Plans

The Company does not currently have a prescribed equity compensation plan in place for its employees or directors.

EXECUTIVE OFFICERS

The current executive officers of Acacia are as follows:

Name	Age	Position
Steven L. Sample	68	President and Chief Executive Officer
Patricia Ann Arnold	59	Secretary

Steven L. Sample.  See Mr. Sample’s biographical information included under the section of this Proxy Statement entitled “BOARD OF DIRECTORS.”

Patricia Ann Arnold.  Ms. Arnold was named Secretary of the Company on February 1, 2007.  In 2013, Ms. Arnold joined Hospital Corporation of America (HCA) as a contractor in the Quality Standards section of the Clinical Services Group (CSG), and accepted the position of Executive Assistant to the Chief Health Information Officer in December of that year. From January of 2008 through January of 2013, Ms. Arnold served as Executive Assistant to the Managing Director, Executive Vice President of Operations and Executive Vice President of Development of Lend Lease (US) Public Partnerships LLC (f/k/a Actus Lend Lease). From 2002 through 2007, Ms. Arnold served as a Labor & Employment Paralegal with the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz; Litigation Paralegal with Stewart Estes and Donell from 1998 to 2002; and, Litigation Paralegal with Manier, Herod, Hollobaugh & Smith, in Nashville, Tennessee. Prior to the Nashville employment, Ms. Arnold was employed in similar positions with law firms in Louisville, Kentucky, since 1984.

All of the officers named in the Executive Officer table above served as executive officers during 2015 and 2014.

All executive officers of Acacia are chosen by the Board of Directors and serve at its discretion, except that Steven L. Sample has an employment agreement (the “Employment Agreement”) expiring on December 31, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 31, 2014, the ownership of common stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the Company's common stock, (ii) each director of the Company, and (iii) all directors and officers as a group.  Except as otherwise indicated, each stockholder identified in the table possesses sole dispositive voting and investment power with respect to its or his shares.

Shares Owned
Name and Address of	Number of
Beneficial Owner	Shares	Percent
Steven L. Sample (1)	5,514,879	42.57%
Patricia Ann Arnold (2)	85,000	0.66%
Dr. David Sadler (3)	-	-
V. Weldon Hewitt	110,000	0.85%
Dan L. Rigdon	121,097	0.93%
Danny R. Gibbs	117,500	0.91%
Gwendolyn Sample (4)	937,000	7.23%
All directors and officers as a group (six persons)	5,948,476	45.92%

(1)  Mr. Sample is the CEO and President of the Company.  Excludes 950,000 warrants held by Mr. Sample issued in exchange for converting all his shares of the Company’s preferred stock to common stock in 2010, and not for compensation.  Those warrants were considered to have expired in 2010 at which time they were re-issued at an average exercise price of $3.00 per share..  Mr. Sample disclaims any beneficial ownership of any securities owned by others, and disclaims any beneficial ownership by others of any securities he owns.

(2)  Ms. Arnold is Secretary of the Company.  Excludes options to purchase 10,000 shares of common stock at a weighted average exercise price of $0.01 per share.

(3)  Mr. Sadler was a Director of the Company. In an 8-K dated June 13, 2014 the Company sadly announced the untimely passing on June 2, 2014 of Dr. David Sadler from natural causes.  Dr. Sadler was appointed to the board of directors on September 1, 2013.  Accordingly, Dr. Sadler’s holdings of Acacia shares are no longer included in this table.

 (4) Ms. Sample is not an affiliate of the Company. Excludes shares from total as reporting person is not an officer or director of the Company. Excludes options to purchase 35,000 shares of common stock at a weighted average exercise price of $0.23 per share.  Mrs. Sample disclaims any beneficial ownership of any securities owned by others, and disclaims any beneficial ownership by others of any securities she owns.

Unless otherwise indicated, the address for each of the above named individuals is 3512 East Silver Springs Boulevard - #243, Ocala, FL  34470.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Performance Highlights

The Company continues to review opportunities for mergers or acquisitions in an effort to bring share value.  2014 was a favorable year for operations at its subsidiaries, but still failed to generate sufficient revenues to provide a consolidated profit to the Company.  However, the Company narrowed its consolidated loss to about $152,000 in 2014 from about $683,000 in 2013.  The 2013 loss was larger than usual due to the absence of revenue producing operations until July 10, 2013, when it acquired the assets to start its Citrus Extracts, Inc. (“CEI”) subsidiary. In 2014, the Company generated a net income of about $406,000 from CEI before charging intracompany management fees compared to a net loss of about $147,000 in 2013.  In mid-2014, the also started its Acacia Transport Services, Inc. (“ATS”) subsidiary that had a net loss of about $35,000 for the year.

In the six months ended June 30, 2015 the Company generated a consolidated net income about $993,000 based in large part from the gain on discontinued operations following a beneficial cash sale of certain assets and the related businesses of CEI and ATS while enjoying a positive net cash flow of about $875,000 in the same period.

The Company believes the compensation program for the named executive officers has been instrumental in helping the Company continue forward as a going and functioning concern.

Executive Summary

The Company’s goal for its executive compensation program is to attract, motivate, and retain a talented, entrepreneurial, and creative team of executives who will provide leadership for the Company’s success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders’ long-term interests.

The Company’s named executive officers for 2014 were:

Steven L. Sample	Chief Executive Officer

Patricia Ann Arnold	Secretary

In 2014, the Compensation Committee did not conduct a comprehensive review of the Company’s executive compensation program, since its only compensated executive officer was its CEO, and the CEO was under an Employment Agreement ratified in 2012 by the Board of Directors and approved by the shareholders of the Company at a Special Meeting on July 26, 2012. In June of 2015 the Compensation Committee determined to extend the term of the CEO’s Employment Agreement by two years with all other conditions unchanged, now set to expire on December 31, 2019.  Following those actions by the Compensation Committee, the CEO’s compensation was approved by the shareholders of the Company in a Special Meeting of June 29, 2015.

Discretion and Judgment of the Compensation Committee

The Compensation Committee determines all compensation for the named executive officers. While the Company’s only current paid executive officer is under an Employment Agreement until 2019,the Compensation Committee may elect to conduct an evaluation of him (and any newly-hired executive officer) to determine if any changes in the officer’s compensation would be appropriate based on the considerations described below.

The Role of Peer Companies and Benchmarking.  Insofar as the Company is considered small, has had limited operations during the years 2012 through 2014, is currently without revenue-producing operations following the sale of its subsidiaries in June of 2015, and cannot reasonably compare itself to publicly traded peer companies for compensation purposes, the Compensation Committee does not believe it can reasonable rely upon peer company comparisons for benchmarking its compensation decisions.  As such, it relies upon other factors in its decisions regarding executive compensation.

General Compensation Philosophy and Objectives.  The role of the Compensation Committee of the Company’s Board of Directors is to determine the salaries and other compensation of the executive officers (including the named executive officers listed in the 2014 Executive Compensation table included in this Proxy Statement).

The Company’s compensation philosophy relates in particular to one executive officer, its CEO. That philosophy is to relate compensation to corporate performance and efforts to increase stockholder value, while providing a total compensation opportunity that is competitive and enables the Company to attract, motivate, reward and retain key executives and employees.  Accordingly, our Chief Executive Officer’s compensation package as included in his Employment Agreement is comprised of the following elements:

•	base annual salary that is designed primarily to reflect individual responsibilities and be competitive with base annual salary levels at which the Company competes for executive personnel; and,

•	annual bonus awards at a guaranteed minimum level but further tied to the achievement of performance goals, financial or otherwise.

•	perquisites incidental to salary and bonus compensations

Additionally, the Company’s Chief Executive Officer may also be entitled to severance payments in the event of termination of employment and other benefits and perquisites, which are discussed below.

Compensation decisions are designed to promote the Company’s business objectives and strategy and enable the Company to attract, retain and motivate qualified executive officers who are able to contribute to the Company’s long-term success. Among the factors considered by the Company in determining executive officer compensation are the ability to recruit individuals with the necessary talents and the need to retain and motivate the Company’s employees. The Company considers the competitive market for executives in setting each element of compensation indicated above. However, the Company does not attempt to set each compensation element within a particular range related to levels provided by comparable companies. Rather, the Company uses market comparisons as one factor in making compensation decisions. The Company also considers other factors in making individual executive compensation decisions, including individual contribution and performance, management skills, internal pay equity, the undertaking of new roles and responsibilities, importance of the executive’s role and responsibilities to the Company’s future success and the executive’s experience, including prior work experience, length of service to the Company, leadership and growth potential.  The Company also takes into consideration such things as the Chief Executive Officer’s role in seeking and completing acquisitions; negotiating and finalizing the sales of assets; arranging for or directly providing liquidity to the Company through his personal capital infusions, personal financial guarantees, deferral of his earned compensations, and other pertinent actions.

Under the Company’s executive compensation structure, the mix of base annual salary, annual bonus awards and perquisites is considered necessary to assure the continued participation of dedicated, skilled, and knowledgeable management in key positions.  In allocating compensation among these elements, the Company believes that the compensation of members of senior management who have the greatest ability to influence the Company’s performance should have the potential to keep and retain them in their position(s). The mix of compensation determined by the Company between base annual salary compensation, incentive compensation, and perquisites is determined separately and may contain arbitrary assumptions the Board of Directors finds beneficial or acceptable to its mission.

For 2014 the Company determined the compensation of the Company’s named executive officers, as identified below in the “Summary Compensation Table”, to be in accordance with the compensation description above. These decisions were made in the context of an improving economy in general and the specific success of the Company’s CEO in bringing its initial Augusta Auto Auction subsidiary to profitability and then arranging for a beneficial cash sale in 2012, as well as bringing its Citrus Extracts, Inc. and Acacia Transport Services, Inc. subsidiaries to joint profitability and then arranging for a beneficial cash sale of certain assets and the related businesses of those subsidiaries.  The Company generated a consolidated net income of about $993,000 for the six months ended June 30, 2015 following the combined operating profitability at its CEI and ATS subsidiaries coupled with profits related to discontinued operations from the sale of assets of those subsidiaries on June 29, 2015.

The Role of Salary, Bonuses, Equity Compensation, Perquisites, and Benefits

Base Annual Salary.  The objective of base salary is to secure and retain the services of the Company’s executive officers and reflect job responsibilities, individual performance, market competitiveness, the value of such services to the Company’s business and the size of the Company’s business. Salaries for executive officers are determined on an individual basis by evaluating each executive’s scope of responsibility, performance, prior experience and salary history, as well as other information. The Compensation Committee also considers the recommendations of the Chief Executive Officer. The Chief Executive Officer is not present during any voting or deliberations by the Compensation Committee with respect to his own compensation.

Annual Non-Equity Bonus Compensation.  The Company’s compensation structure provides for the opportunity for its executive officers to be awarded annual bonus incentive compensation pursuant to the Employment Agreement of the officer(s).  Annual Incentive Bonus awards are ultimately made at the sole discretion of the Compensation Committee.  The objective of the annual incentive compensation awards under these plans is to enhance retention and motivate executives to achieve specific goals that may be established by the Compensation Committee.  As a result of the CEO’s determination to not seek additional bonus compensations at this stage in the Company’s development, the Compensation Committee has not yet set performance goals relating to bonus opportunities. At such time as the committee does determine to establish these goals, they may consist of any or all of the following: (i) Company-wide performance goals; (ii) specific individual goals that are intended to advance the Company’s business and create long-term stockholder value and (iii) overall individual performance.  The Compensation Committee may from time to time also consider various other discretionary, retention, or incentive compensation alternatives for the Company’s executive officers.

Equity Compensation. Common stock purchase options typically had been granted to Directors in lieu of cash compensations, and have been granted to employees, and certain officers. In addition, the Company sometimes awards common stock purchase options or restricted shares of its Common stock for services.  The Primary Committee of the Board of Directors oversees the issuance of options and stock awards.  This was originally performed under the Acacia Automotive, Inc. 2007 Stock Incentive Plan, and subsequently under the newer Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan.  However, the 2012 Stock Incentive Plan was discontinued following the recommendation of the Company’s Board of Directors and the ratification and approval thereof by the Company’s shareholders at the Special Meeting thereof held on June 29, 2015.  The Company, its auditors, and its legal counsel had determined that it could effect the issuances of Common stock purchase options, Common stock purchase warrants, and Shares of its capital stock without the need for a stock incentive plan.  The Company’s CEO has, by his own choice, been excluded from equity compensation programs since he joined the Company on January 1, 2006.

Executive Perquisites and Benefits.  Except as discussed below, full-time executive officers are typically eligible to participate in employee benefit plans that are generally available to all full-time employees of the Parent Company on the same terms.

The Company’s CEO has been the only full-time executive officer employed by the Parent Corporation since the latter part of 2010.  Being the only employee in the covered class, he has been awarded with benefits pursuant to his Employment Agreement and the approval of the Board of Directors effective as of January 1, 2011 and continuing through the present.

Under the terms of his Employment Agreement with the Company, Mr. Sample receives or is eligible to receive certain perquisites and benefits in which he is to generally be entitled to all ordinary and customary perquisites afforded generally to executive employees of a small public Company as well as certain other benefits set forth in the agreement, including: medical and other benefits, insurance, business expenses, relocation expenses, memberships, legal reimbursements, certain travel benefits, and paid vacations. The Company also provided automobiles, or allowances in lieu thereof, to Mr. Sample in 2014 and 2013, the value of which was less than $10,000 per year.

The terms of Mr. Sample’s Employment Agreement also call for him to be recommended for continuous service on the Board by the Board and/or the Board’s Corporate Governance and Nominations Committee and shall be placed on the ballot and recommended for nomination to re-election by the Company’s stockholders consistent with and subject to the Company’s certificate of incorporation.

The following table sets forth certain information concerning the compensation earned and accrued during the years ended December 31, 2014 and 2013 by the Company's Chief Executive Officer, for whom disclosure is required:

SUMMARY COMPENSATION TABLE

		Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Total
Steven Sample, CEO (1)	2014	$185,000	$66,100	$251,100
Steven Sample, CEO (1)	2013	$205,848	15,000	$220,848

(1)
 Mr. Sample became CEO of the Company in 2006 and has continued to serve in that capacity without interruption. The Company provided automobiles, or allowances in lieu thereof, to Mr. Sample in 2014 and 2013, the value of which was less than $10,000 per year.

To again assist with the Company’s liquidity, Mr. Sample agreed to defer portions of his salary and employment bonus compensation in 2014 and 2013 pending an outcome that would provide sufficient capital to the Company such that it could settle past due compensation obligations. All accrued compensation due to Mr. Sample was paid in July of 2015, and an additional amount was paid to him on August 4, 2015 as a special bonus to correct for errors in accruals from 2010 until that time. (See Note 2 to Summary Compensation Table above.) The Company has not paid any compensation to Mr. Sample in the form of common or preferred stock or stock options, and there is currently no plan to do so.

Grants of Plan-Based Awards

In actions of June 29, 2015 the Company eliminated its 2012 Acacia Diversified Holdings, Inc. Stock Incentive Plan.  Prior to dissolution of that Plan, the Company had issued certain grants of options to its Executive Officer, namely its Secretary, but none to its CEO or others.  In addition, no new options have been issued since 2010.  The following tables set forth summaries of those grants.

Option Tables

The following table sets forth certain information concerning grants of options to purchase shares of common stock of the Company made during the last completed fiscal year to the executive officers named in the Summary Compensation Table.

EXECUTIVE STOCK OPTION GRANTS
(YEAR ENDED DECEMBER 31, 2014)

	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options Unexercisable	Weighted Average Per Share Exercise Price	Expiration Dates
None	-	-	-	-

No new options were issued in 2014.

The following table sets forth certain information concerning grants of options to purchase shares of common stock of the Company made prior to the last completed fiscal year to the executive officers named in the Summary Compensation Table.

EXECUTIVE STOCK OPTION GRANTS
(YEARS ENDED DECEMBER 31, 2013 AND EARLIER)

	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options Unexercisable	Weighted Average Per Share Exercise Price	Expiration Dates
Steven L. Sample (1)	-	-	-	-

Patricia Arnold (2)	10,000	-	0.01	2/1/2017

(1)
Mr. Sample does not now hold, nor has he ever held, any common stock purchase options. However, he holds 950,000 common stock purchase warrants that were issued to him in 2010 for conversion of the original preferred stock that was issued to him in 2007, which warrants were considered to have expired in 2010, but a like amount issued in that same year, and not issued as compensation. Those warrants have a weighted average exercise price of $3.00 per share and are set to expire December 30, 2016.

(2)	These options remain outstanding as of the date of the 2016 Annual Meeting.

No new options have been issued since 2010.

EMPLOYMENT AGREEMENTS

The Company currently has one employment agreement with its CEO, Steven L. Sample (the “Executive”).  In January 2011, the Compensation Committee, in seeking to protect the Company’s interests by retaining his future services, awarded its CEO with an employment agreement.  That change was intended to recognize the responsibilities assigned to him, the special efforts he made to assist the Company, and to incentivize him to continue leading the Company into the future.

General Terms

Under the terms of the Employment Agreement, the Executive is entitled to all customary benefits afforded generally to executive officers of the Company, including any qualified or non-qualified pension, profit sharing and savings plans, any death benefit and disability benefit plans, life insurance coverages, any medical, dental, health and welfare plans or insurance coverages and any stock purchase programs that are approved in writing by the Board of Directors.  The Company will pay or reimburse the Executive for all reasonable business expenses incurred while employed by the Company.  The Employment Agreement with the Executive also provides for specified payments and continuation of benefits in the event of a termination of the his employment with the Company by the Company without cause or by the Executive for good reason, including any such termination in connection with a change in control of the Company.

That original Employment Agreement was amended as of July 26, 2012, becoming the First Amended Employment Agreement.  The term of the First Amended Employment Agreement was extended by two additional years as of June 29, 2015.  Mr. Sample’s current Employment Agreement is referred to in this Proxy Statement as the “Employment Agreement”.

The First Amended Employment Agreement was approved by the Board of Directors and ratified by the shareholders of the Company in a Special Meeting thereof held on July 26, 2012 extended the term of the agreement to expire on December 31, 2017.  In June of 2015 the Compensation Committee voted unanimously to extend the term of the First Emended Employment Agreement by an additional two years, now set to expire on December 31, 2019, with all other terms and conditions unchanged.  Following those actions, the shareholders of the Company ratified the CEO’s Employment Agreement in a Special Meeting of Shareholders on June 29, 2015 by a majority of more than 66.67% of the votes eligible to be cast.

Salary and Bonus

Mr. Sample’s first Employment Agreement of January 1, 2011 initially increased his base annual salary from $150,000 to $185,000, with an annual increase to his base salary of $10,000. The 2011 change was the first increase to Mr. Sample’s salary since he joined the Company January 1, 2006.  The Employment was modified and extended by the Company’s Compensation Committee on July 26, 2012

Under the terms of the First Amended Employment Agreement, the current agreement under which Mr. Sample serves, he was entitled to an annual base salary of $205,000 and $215,000 for the years ending December 31, 2013 and 2014, respectively. That information, together with other related information, is reflected in the Summary Compensation Table above.

Mr. Sample is also to receive an annual incentive bonus compensation opportunity targeted at a minimum of 35% of his annual base salary and larger amounts based upon annual performance goals and the achievement of those goals, as may be established and determined by the Compensation Committee.

In June of 2015 the Compensation Committee further extended Mr. Sample’s current Employment Agreement to now expire on December 31, 2019, with all other terms and conditions unchanged.  The shareholders of the Company ratified those actions in a Special Meeting of Shareholders June 29, 2015.

Mr. Sample has not been granted any equity compensation except that on January 1, 2011, in accordance with the terms of his Employment Agreement, he was to be granted 200,000 Common stock purchase options 39 months after the effective date of the agreement.  However, Mr. Sample declined the issuance thereof.

Potential Payments Upon Termination or Change in Control

As described under “Executive Compensation”, “Cause” and “Good Reason” are defined in Mr. Sample’s Employment Agreement. “Cause” generally means an act of fraud or material dishonesty; gross misconduct; failure to follow the lawful direction of the CEO or Board; failure to perform material duties for the Company; or material breach of a Company policy. “Good Reason” generally means a material change in duties or responsibilities; a change in the reporting structure such that Mr. Sample is placed in a different position with the Company; a material change in primary work location; or a breach by the Company of any of its material commitments in connection with Mr. Sample’s employment.

Aside from the arrangements with Mr. Sample, which were offered to encourage him to stay with the Company on a long-term basis, the Company does not maintain any similar plans or arrangements with others that provide for cash severance or other cash payments in connection with a termination of the of employment with the Company or a change in control of the Company.

Risk Considerations. The Compensation Committee considers, in establishing and reviewing executive compensation, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not.

Tax Deductibility of Compensation Expense. Section 162(m) of the Internal Revenue Code (the “Code”) places a $1 million limit on the amount of compensation the Company can deduct in any one year for compensation paid to the chief executive officer and the three most highly-compensated executive officers employed by the Company at the end of the year. However, the $1 million deduction limit generally does not apply to compensation that is performance-based and provided under a shareholder-approved plan. While the Compensation Committee would consider the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also would look at other factors in making its decisions, as noted above, and retains the flexibility to grant awards it determines to be consistent with the Company’s goal for its executive compensation program even if the award is not deductible by the Company for tax purposes.

The Company has never paid $1 million or more compensation to any employee, and has no plans to do so, and does not therefore give consideration to the absence of tax deductibility of its awards.

Consideration of Say-on-Pay Vote Results. Publicly traded companies subject to the federal proxy rules are required to provide shareholders with an advisory vote on executive compensation. In particular, these say-on-pay votes are required at least once every three years beginning with the first annual shareholders' meeting taking place on or after implementation of the rule.January 21, 2011. Prior to submission of the Say-on-Pay proposal at this meeting, the Employment Agreement of the Company’s CEO, its only employee falling under the purview of executive compensation disclosures, was approved by a majority of the shareholders of the Company at a Special Meeting of Shareholders on July 26, 2012.  In June of 2015 the Company’s Compensation Committee and its Board of Directors extended the CEO’s Employment Agreement by an additional two years, with all other terms and conditions unchanged, following which the Company again received the approval by a majority of its shareholders in a Special Meeting thereof on June 29, 2015. As such, the Company believes it has been compliant in its obligations by its voluntary and preemptive actions with regard to executive compensation.  Beginning with this Annual Meeting of Shareholders, the Company will provide its shareholders with the opportunity to cast an advisory vote on executive compensation. The Compensation Committee will consider the results of the Company’s Say-on-Pay votes at this Annual Meeting when making future compensation decisions for its executive officers. As a result of the Company’s small size and limited operations, it has elected to provide the Say-on-Pay vote opportunity to its shareholders triennially rather than annually, with the next scheduled inclusion to be at the Annual Meeting of Shareholders in 2018.

FUTURE STOCKHOLDER NOMINATIONS AND PROPOSALS

In order to be included in Acacia’s proxy materials for the 2016 annual meeting, any proposal must be received by January 31, 2016 and otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act.

For nominations or other business to be properly brought before the meeting by a stockholder, a stockholder must provide written notice delivered to the Secretary of Acacia no less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting. The notice must contain specified information and representations concerning the stockholder (and the beneficial owner, if any, on whose behalf the nomination or proposal is made), the nominee(s) or other business. However, in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, the stockholder must deliver the notice not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Notwithstanding compliance with the foregoing advance notice provisions, unless required by applicable law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting, to present the nomination or other business, the nomination will be disregarded and other business will not be transacted, notwithstanding that proxies in respect of the nomination or other business may have been received by the Company. All notices of nominations or proposals by stockholders, whether or not to be included in the Company’s proxy materials, should be mailed to the current mailing address of the Company, Attention: Secretary.

NO DISSENTERS RIGHTS

Under Texas law, shareholders are not entitled to dissenters' rights with respect to any of the transactions described in this Proxy Statement.

Acacia reserves the right to reject, rule out of order, or take other appropriate action with respect to any nominations or proposals that do not comply with these and other applicable requirements.

Because the Company did not have timely notice of any other matters to be brought before the Annual Meeting, the enclosed proxy card confers discretionary authority to vote on any other matters that may be presented at the meeting.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

PROPOSALS

Overview of Proposals

This Proxy Statement contains four proposals requiring shareholder action:

1.	To elect four (4) Directors;

2.	To ratify the appointment of KWCO, PC as the Company's independent registered public accounting firm for 2015; and,

3.	To vote on an advisory resolution to approve executive compensation.

The Company may also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Each proposal is discussed in more detail in the pages that follow.

Proposal No. 1 – Election of Directors

The Board has nominated directors Sample, Gibbs, Hewitt, and Rigdon to be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the four nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s four nominees. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders may vote for any nominee designated by the present Board to fill the vacancy.

The Board recommends that shareholders vote FOR the election of directors Sample, Gibbs, Hewitt, and Rigdon.

Vote Required

In the election of directors, the Bylaws provide that the persons receiving the greatest number of votes, up to the number of directors then to be elected, will be the persons elected. Accordingly, in an uncontested election of directors the affirmative vote for the director nominees of (i) the greatest number of votes for each director of the shares present or represented by proxy and voting at the Annual Meeting, so long as at least one vote is cast in favor of that director; and, (ii) a majority of the shares required to constitute a quorum is required to elect a director.

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

KWCO, PC, 1931 East 37th Street – Suite 7, Odessa, Texas 79762 (fka/Killman, Murrell, and Company, PC)(“KWCO”) has served as the Company‘s principal independent public accounting firm since 1996, including the fiscal years ended December 31, 2014 and 2013. The Company has re-appointed KWCO as its independent registered public accounting firm for 2016. The Board recommends that you ratify this appointment.  Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders. Representatives of KWCO, PC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Fees Paid to Auditors

Aggregate fees for professional services rendered by KWCO for the years ended December 31, 2014 and 2013 were as follows:

	2014	2013
Audit fees	$16,239	$130,314
Tax preparation fees	—	16,381

Total fees	$16,239	$146,695

Audit Fees.  Audit fees consist of professional services rendered in connection with the audits of the Company’s annual consolidated financial statements, reviews of the Company’s internal accounting and reporting controls under Section 404 of the Sarbanes-Oxley Act, and reviews of interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.

Tax Preparation Fees.  Tax preparation fees include preparation of federal and state tax returns.

The Board of Directors has determined that the services rendered above were compatible with maintaining KWCO’s audit independence.

The Company has appointed KWCO, PC, 1931 East 37th Street – Suite 7, Odessa, Texas 79762 (“KWCO”) as the Company’s independent registered public accounting firm for 2015.

The Board requests the shareholders vote to approve the following resolution at the Annual Meeting:

“RESOLVED, that the appointment of KWCO, PC as the independent registered public accounting firm for this Company for the year 2015 is hereby approved.”

The Board recommends a vote FOR Proposal No. 2.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting; and, (ii) a majority of the shares required to constitute a quorum.

Proposal No. 3 – Advisory Vote to Approve Executive Compensation

Beginning with this Annual Meeting of Shareholders, he Company will provide its shareholders with the opportunity to cast an annual advisory vote to approve the compensation of its named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables) (a “say-on-pay proposal”). The Company believes it is appropriate to seek and take into account the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s goal for its executive compensation program is to attract, motivate, and retain a talented, entrepreneurial, and creative team of executives who will provide leadership for the Company’s success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders’ long-term interests. The Company believes its executive compensation program has been instrumental in helping the Company achieve its goals and to weather difficult financial periods.

In 2011, the Compensation Committee approved an Employment Agreement for its CEO, believing that it was important to maintaining continuing management expertise , control, and guidance for the future.  In 2012, the Compensation Committee approved certain minor amendments to that Employment Agreement and extended it for two additional years.  In 2015 the Compensation Committee approved an additional two year extension to that Agreement with all other terms and conditions unchanged.  In 2012 and 2015, more than 66.67% of the shareholders of the Company approved the terms and conditions of those Employment Agreements. The discussion regarding Executive Compensation that begins on Page 20 of this Proxy Statement more fully describes the Company’s executive compensation program and the Employment Agreement of the Company’s Chief Executive Officer.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board requests the shareholders vote to approve the following resolution at this Annual Meeting:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables), is hereby approved.

As an advisory vote, this proposal is not binding on the Company, the Board, or the Compensation Committee, and will not be construed as overruling a decision by the Company, the Board, or the Compensation Committee or creating or implying any additional fiduciary duty for the Company, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding executive officers.

As a result of the Company’s size as a smaller reporting company, its policy shall hereafter be to provide shareholders with an opportunity to approve the compensation of the named executive officers triennially at the annual meeting of shareholders. It is therefore expected that the next say-on-pay vote will occur at the 2018 annual meeting of shareholders.

The Board recommends a vote FOR Proposal No. 3.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute a quorum.

DIRECTIONS TO THE 2016 ANNUAL MEETING OF SHAREHOLDERS

Attendance at the 2016 annual meeting of shareholders is limited to Shareholders of Record November 16, 2015.

Location map for the Renaissance Dallas-Richardson Hotel.

*** Exercise Your *Right* to Vote ***

ACACIA DIVERSIFIED HOLDINGS, INC.

Acacia Diversified Holdings, Inc.3512
East Silver Springs Blvd. #243 Ocala, Florida 34470

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: November 16, 2015
Date: January 22, 2016 **Time:** 1:00 PM CST
Location: Renaissance Dallas
Richardson Hotel
900 East Lookout Drive
Richardson, TX 75082

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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0000257381_1 R1.0.0.51160

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 08, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Steven L. Sample

02 Danny R. Gibbs

03 Weldon Hewitt

04 Dan L. Rigdon

The Board of Directors recommends you vote FOR proposals 2. and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000257381_3 R1.0.0.51160

B A R C O D E

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Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000257381_4 R1.0.0.51160

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
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Acacia Diversified Holdings, Inc.3512
East Silver Springs Blvd. #243 Ocala, Florida 34470

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. Election of Directors			
01 Steven L. Sample	☐	☐	☐
02 Danny R. Gibbs	☐	☐	☐
03 Weldon Hewitt	☐	☐	☐
04 Dan L. Rigdon	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2. and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

ACACIA DIVERSIFIED HOLDINGS, INC.
Annual Meeting of Shareholders
January 22, 2016
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Steven L. Sample, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ACACIA DIVERSIFIED HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 1:00 PM, CST on January 22, 2016, at the Renaissance Dallas Richardson Hotel, 900 East Lookout Drive, Richardson, TX 75082, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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